SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                                   ----------

                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-25509                   42-1485449
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


329 Pierce Street, Sioux City, Iowa                                51101
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (712) 277-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 21, 2005, Ronald A. Jorgensen was appointed to the boards of directors of First Federal Bankshares, Inc. (the "Company") and its wholly subsidiary, First Federal Bank (the "Bank"). There are no arrangements or understandings between Mr. Jorgensen and any other person pursuant to which Mr. Jorgensen became a director. Mr. Jorgensen is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

     Attached as Exhibit 99 to this report is the Company's press release announcing the appointment.

Item 9.01.  Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          99   Press release dated July 21, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST FEDERAL BANKSHARES, INC.

Dated: July 25, 2005                   By:  /s/ Katherine Bousquet
                                            ------------------------------------
                                            Katherine Bousquet
                                            Senior Vice President, Treasurer and
                                              Chief Financial Officer
                                            (Duly authorized representative)

                                   EXHIBIT 99